Organization and Business Description	6 Months Ended
Jun. 30, 2013
Organization and Business Description [Abstract]
Organization and Business Description

(1)    Organization and Business Description

XR Energy, Inc. ("XR" or the "Company") was incorporated under the laws of the State of on August 31, 2009. XR offers energy consulting services to smaller sized middle market companies in the New York Metropolitan Area. The Company also earns a commission from the related utility, or Energy Service Company ("ESCO"), for energy supply brokered and sold to its customers.

Going Concern Uncertainty

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the , which contemplates the Company continuing as a going concern. As of June 30, 2013, the Company had cash of $1,168 and a working capital deficit of $29,788. For the period August 31, 2009 (inception) through June 30, 2013, the Company had minimal revenues and a cumulative net loss of $87,738. These factors raise substantial doubt as to the ability of the Company to continue as a going concern. However, the Company plans to improve its financial condition by raising additional capital by selling shares of its common stock. Also, the Company plans to pursue new customers and acquisition prospects in order to attain profitable operations. However, there is no assurance that the Company will be successful in accomplishing these objectives. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.